Mining Equipment, Net	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Mining Equipment, net

Note 9 — Mining Equipment, net

Mining equipment, net, was comprised of the following (in thousands of dollars):

	Balance as of
	December 31,	December 31,
	2021	2020
Gross Mining Equipment:
Mining Equipment (non-GPUs)	$493	$-
GPUs	6,033	-
Accumulated Depreciation
Mining Equipment (non-GPUs)	(123)	-
GPUs	(2,326)	-
Mining Equipment, net	$4,077	$-

An Ethereum mining server consists of multiple commodity Graphics Processing Units (GPUs) and ancillary components such as chassis, CPU, motherboard, and power supply. The GPUs are solely responsible for the compute power to generate the cryptographic hashes for mining, while the other components act to support the system. Depreciation expense was approximately $2.5 million during the year ended December 31, 2021.

The Company (TTM Digital) purchased approximately 4,500 GPUs with specialized Cryptocurrency Mining Processors through execution of an Asset Contribution and Exchange Agreement and a Purchase Order for a lease to buy financing arrangement which total $2.2 million over 180 days subject to acceleration based on the completion of certain corporate events. The lease to buy financing arrangement was fully paid as of December 31, 2021. The Company issued 35,588,548 shares of common stock at the merger. The assets and equity were exchanged in April 2021 prior to the reverse merger with Sysorex, Inc.